PRUDENTIAL FINANCIAL, INC. 2015 INVESTOR DAY JUNE 17, 2015 Exhibit 99.1

PRUDENTIAL FINANCIAL, INC. 2015 INVESTOR DAY MARK FINKELSTEIN SENIOR VICE PRESIDENT INVESTOR RELATIONS

FORWARD-LOOKING
STATEMENTS
AND
NON-GAAP MEASURE
3
Investor Day 6.17.2015
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private
Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,”
“estimates,”
“projects,”
“intends,”
“should,”
“will,”
“shall,”
or
variations
of
such
words
are
generally
part
of
forward-looking
statements.
Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties.  Certain important factors that could cause actual results
to
differ,
possibly
materially,
from
expectations
or
estimates
reflected
in
such
forward-looking
statements
can
be
found
in
the
“Risk Factors” section included in Prudential Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014.
Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
This presentation also includes references to “adjusted operating income” and return on equity, which is based on adjusted operating income.  Adjusted operating income is a measure of performance that is not calculated based on accounting principles generally accepted in the United States of America (GAAP).  For additional information about adjusted operating income and the comparable GAAP measure, including a reconciliation between the two, please refer to our Annual Reports on Form 10-K and
Quarterly
Reports
on
Form
10-Q,
which
are
available
on
our
Web
site
at
www.investor.prudential.com.
A
reconciliation
is
also
included as part of this presentation.
_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

RECONCILIATIONS
BETWEEN
ADJUSTED
OPERATING
INCOME
AND
THE
COMPARABLE
GAAP MEASURE
(1)
4
Investor Day 6.17.2015
1)
Represents results of former Financial Services Businesses.
2)
Reflects restatement for the Company's retrospective adoption in 2012 of amended accounting guidance for deferred policy acquisition costs and a discretionary change in accounting principle related to the Company's pension plans. Does not reflect restatement for the Company's retrospective adoption in 2013 of a discretionary change in accounting principle for recognition of performance based incentive fee revenue.
($ millions)
2007
(2)
2014
Total pre-tax adjusted operating income
3,916
$
5,892
$
Income taxes, applicable to adjusted operating income
1,066
1,537
After-tax adjusted operating income
2,850
4,355
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments
(88)
(4,130)
Investment gains (losses) on trading account assets supporting insurance liabilities, net
-
339
Change in experience-rated contractholder liabilities due to asset value changes
13
(294)
Divested businesses
339
167
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests
(354)
44
Total reconciling items, before income taxes
(90)
(3,874)
Income taxes, not applicable to adjusted operating income
(99)
(1,082)
Total reconciling items, after income taxes
9
(2,792)
Income (loss) from continuing operations (after-tax) before equity in earnings of operating joint ventures
2,859
1,563
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests
179
(41)
Income (loss) from continuing operations attributable to Prudential Financial, Inc.
3,038
1,522
Earnings attributable to noncontrolling interests
67
57
Income (loss) from continuing operations (after-tax)
3,105
1,579
Income from discontinued operations, net of taxes
217
11
Net income (loss)
3,322
1,590
Less: Income attributable to noncontrolling interests
67
57
Net income (loss) attributable to Prudential Financial, Inc.
3,255
$
1,533
$

5
Investor Day 6.17.2015
RECONCILIATION
FOR
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
1)
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.
($ millions)
2007
2014
Pre-tax adjusted operating income
3,916
$
5,892
$
Reconciling items:
Unlockings
and experience true-ups
(2)
130
(420)
Gains on sales of business/investments
51
-
Integration costs for Hartford Life
-
(32)
Other
(5)
-
Sub-total
176
(452)
Pre-tax adjusted operating income excluding market driven
and discrete items
3,740
$
6,344
$
Adjusted Operating Income (AOI) excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases available at
www.investor.prudential.com.

RECONCILIATION
FOR
INTERNATIONAL
INSURANCE
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
6
Investor Day 6.17.2015
1)
AOI excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases available at
www.investor.prudential.com.
2)
Includes refinements of reserves and amortization of deferred policy acquisition and other costs.
($ millions)
2009
2010
2011
2012
2013
2014
International Insurance pre-tax adjusted operating income
1,651
$
1,887
$
2,263
$
2,704
$
3,152
$
3,252
$
Reconciling items:
Annual review of actuarial assumptions and reserve refinements
14
-
-
20
(190)
(95)
Gains on sales of investment
-
66
237
60
66
-
Impact of earthquake in Japan
-
-
(69)
-
-
-
Integration costs for Star/Edison
-
-
(213)
(138)
(28)
-
Other
15
-
-
-
-
-
Sub-total
29
66
(45)
(58)
(152)
(95)
International Insurance pre-tax adjusted operating
income excluding market driven and discrete items
1,622
$
1,821
$
2,308
$
2,762
$
3,304
$
3,347
$
(2)

RECONCILIATION
FOR
U.S. BUSINESSES
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
7
Investor Day 6.17.2015
1)
AOI excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases available at
www.investor.prudential.com.
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.
3)
Includes gain on sale of investment in Afore XXI, as well as an impairment and gains on certain other investments.
($ millions)
2010
2011
2012
2013
2014
U.S. Businesses pre-tax adjusted operating income
2,694
$
2,789
$
2,661
$
4,587
$
3,988
$
Reconciling items:
Unlockings
and experience true-ups
(2)
384
(202)
48
764
(306)
Gains on sales of business/investments
(3)
-
157
(34)
-
-
Integration costs for Hartford Life
-
-
(15)
(51)
(32)
Other
-
-
11
-
-
Sub-total
384
(45)
10
713
(338)
U.S. Businesses pre-tax adjusted operating
income excluding market driven and discrete items
2,310
$
2,834
$
2,651
$
3,874
$
4,326
$

RECONCILIATION
FOR
SELECTED
BUSINESSES
PRE
-TAX
ADJUSTED
OPERATING
INCOME
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
8
Investor Day 6.17.2015
1)
AOI excluding market driven and discrete items as disclosed in company earnings conference call presentations and earnings releases available at
www.investor.prudential.com.
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.
($ millions)
Individual Life &
Group Insurance
Retirement
Individual
Annuities &
Asset
Management
Individual Life &
Group Insurance
Retirement
Individual
Annuities & Asset
Management
Pre-tax adjusted operating income
656
$
565
$
1,473
$
521
$
1,215
$
2,252
$
Reconciling items:
Unlockings and experience true-ups
(2)
38
(15)
361
(179)
2
(129)
Integration costs for Hartford Life
-
-
-
(32)
-
-
Sub-total
38
(15)
361
(211)
2
(129)
Pre-tax adjusted operating income excluding
market driven and discrete items
618
$
580
$
1,112
$
732
$
1,213
$
2,381
$
2010
2014

RECONCILIATION
FOR
EARNINGS
PER
SHARE
EXCLUDING
MARKET
DRIVEN
AND
DISCRETE
ITEMS
(1)
9
Investor Day 6.17.2015
Adjusted Operating Income basis:
2010
2014
Earnings Per Share
5.64
$
9.21
$
Reconciling items:
Unlockings
and
experience
true-ups
(2)
0.52
(0.59)
Gains on sales of businesses/investments
0.09
-
Integration costs for Hartford Life
-
(0.04)
Sub-total
0.61
(0.63)
Earnings
Per
Share
-
excluding
market
driven
and
discrete
items
5.03
$
9.84
$
1)
As
disclosed
in
company
earnings
conference
call
presentations
and
earnings
releases
available
at
www.investor.prudential.com.
2)
Includes adjustments to reflect updated estimates of profitability based on market performance in relation to our assumptions, as well as annual reviews of actuarial assumptions and refinements of reserves and amortization of deferred policy acquisition and other costs.

PRUDENTIAL FINANCIAL, INC. 2015 INVESTOR DAY JOHN STRANGFELD CHAIRMAN & CEO

BUILDING
PRUDENTIAL’S
INVESTOR
VALUE
PROPOSITION
2
Investor Day 6.17.2015
Repositioned
Company
1999 -
2004
Enhanced Business
Performance
2005 -
2007
Navigated
Crisis
2008 -
2009
Capitalized on
Market Dislocation
2010 -
2014
Financial
Objectives
and Results
•
Set 12% ROE target
•
Exceeded 12%
ROE
target
•
Balance
sheet
strength
•
Set and exceeded
13 –
14%
ROE target
Business
Priorities
and Actions
•
Redefined
core
business
lines
Life
Retirement
Asset Management
•
Transitioned US
distribution –
increased
presence
in
third party
channels
•
Reduced costs
•
Product
innovation
•
Initiated
PRT
research and
development effort
•
Strengthened
third
party
distribution
•
No TARP
•
Modest equity
raise
•
Enhanced
risk
profile
•
Strong organic
growth
in all major business
segments
•
Established leadership
in PRT
•
Improving return
prospects
•
Implemented Capital
Protection Framework
•
Balanced approach:
investing in businesses,
return to shareholders
Key
Transactions
Acquired:
•
Kyoei (Japan)
•
Skandia
Annuities
•
Cigna Retirement
Divested:
•
Healthcare
•
P&C
Formed:
•
Securities JV
(Wachovia)
Acquired:
•
Allstate Variable
Annuities
Divested:
•
Pru Equity Group
Divested:
•
Securities JV
Acquired:
•
Star and Edison
•
Hartford Life
Divested:
•
Global Commodities
•
Real Estate &
Relocation
THE
FUTURE…

2015 and Beyond: Fortify Leadership Position
BUILDING
PRUDENTIAL’S
INVESTOR
VALUE
PROPOSITION
•
Maintain
13
–
14%
ROE
across
cycle
•
Strong cash flow supporting balanced capital deployment
•
Solid earnings and book value growth with lower volatility
3
Investor Day 6.17.2015
•
Enhance capabilities in digital, data, infrastructure
•
Pursue
growth opportunities: existing businesses, selected
growth markets and M&A
•
Constructively navigate evolving regulatory environment
Achieve Key
Financial
Objectives
Business
Priorities
and
Actions

PRUDENTIAL FINANCIAL, INC. 2015 INVESTOR DAY MARK GRIER VICE CHAIRMAN

PRUDENTIAL FINANCIAL, INC. INTERNATIONAL INSURANCE CHARLES LOWREY EXECUTIVE VICE PRESIDENT CHIEF OPERATING OFFICER

KEY
MESSAGES
2
•
Superior execution
•
Emphasize death protection
•
Core proprietary and complementary
third party distribution
•
Strong capital management
•
Growing retirement and inheritance needs
•
Rising income and wealth
•
Expanding markets
•
Growing third party distribution
Challenges
•
Economic environment
•
Currency and interest rate risks
•
Aging population in Japan
Growth
Prospects
Sustainable
High Returns
Investor Day 6.17.2015

HIGH
RETURN
BUSINESS
Historical Earnings
(1)
& ROE
(2)
•
International Insurance operations generate sustainable high ROE and strong earnings
1)
Pre-tax adjusted operating income (AOI) excluding market driven and discrete items as shown in disclosure section.
2)
Return on equity (ROE) based on after-tax AOI as adjusted herein using an overall effective rate for the former Financial Services Businesses (FSB), and average attributed equity excluding accumulated other comprehensive income and is adjusted to remove the impact of foreign currency exchange rate remeasurement.
3
Star & Edison
Acquisition
Investor Day 6.17.2015
$1.6
$1.8
$2.3
$2.8
$3.3
$3.3
24.9%
22.0%
17.4%
18.3%
21.2%
19.8%
2009
2010
2011
2012
2013
2014
AOI ($ billions)
ROE

FOCUS
ON
PROTECTION
PRODUCTS
•
High margin protection products
•
Retirement financial security needs
•
Lifetime customer relationships
4
Premiums
In
Force
(1)(2)
Annualized
New
Business
Premiums
(1)(3)
1)
Japan only.  Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; including Japanese yen 91 per U.S.
dollar.  U.S. dollar denominated activity is included based on the amounts as transacted in U.S. dollars.
2)
As of 12/31/14.  Annualized premiums in force, including paid-up policies and 10% of single premium. Percentages approximate.
3)
For the year ended 12/31/14.
4)
Savings includes annuities and yen based bank channel single premium whole life. Sales of yen based bank channel single premium whole life were discontinued in 2013.
(4)
Investor Day 6.17.2015
(4)
Protection
51%
A&H
12%
Retirement
20%
Savings
17%
Death
Death
Protection
55%
A&H
7%
Retirement
19%
Savings
19%

FOCUS
ON
PROTECTION
PRODUCTS
–
BANK
CHANNEL
•
Excluding
discontinued
yen
savings
product
(1)
,
our
bank
channel
sales
are
growing
steadily
5
Annualized
New
Business
Premiums
(2)
1)
Represents discontinued yen based single premium whole life product (SPWL).
2)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods; Japanese yen 91 per U.S. dollar. Japanese bank channel results only.
($ millions)
$202
$204
$190
$173
$149
$160
$172
$165
$168
$106
Investor Day 6.17.2015
56
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Discontinued Yen
Based SPWL
Single Premium -
All
Other
3 and 5 Pay Whole
Life
10 Pay and Longer
Whole Life
96
44
22

$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
HISTORY
OF
GROWTH
•
Majority of our earnings come from Japan operations
•
Sustained track record of earnings growth despite volatile financial markets and challenging Japan macro environment
International
Insurance
Pre-tax
AOI
(1)
6
($ billions)
Star & Edison
Acquisition
Yamato
Acquisition
Aoba
Acquisition
Kyoei
Acquisition
•
Driven by a combination of organic growth, M&A, and successful business integrations
1)
Not adjusted for market driven and discrete items.
Investor Day 6.17.2015

$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
HISTORY
OF
GROWTH
•
Sustained earnings growth despite low/negative GDP growth in Japan
International
Insurance
Pre-tax
AOI
7
($ billions)
-0.2%
2.3%
0.4%
0.3%
1.7%
2.4%
1.3%
1.7%
2.2%
-1.0%
-5.5%
4.7%
-0.5%
1.8%
1.6%
0.0%
-9%
-6%
-3%
0%
3%
6%
9%
Japan GDP Growth Rate
(2)
1)
Not adjusted for market driven and discrete items.
2)
Source: Economic and Social Research Institute, Cabinet Office.  Based on annual real gross domestic product (GDP).
Investor Day 6.17.2015

HISTORY
OF
GROWTH
•
Sustained earnings growth despite foreign exchange (FX) rate volatility
International
Insurance
Pre-tax
AOI
(1)
8
($ billions)
1)
Not adjusted for market driven and discrete items.
Investor Day 6.17.2015
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
120
60
80
100
120
140
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
JPY/USD FX rate
(¥)

HISTORY
OF
GROWTH
•
Sustained earnings growth despite Japanese equity market volatility
(Index)
International
Insurance
Pre-tax
AOI
(1)
9
($ billions)
1)
Not adjusted for market driven and discrete items.
Investor Day 6.17.2015
17,451
6,000
9,000
12,000
15,000
18,000
21,000
Nikkei 225
$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.3
$2.7
$3.2
$3.3
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

HISTORY
OF
GROWTH
•
Sustained earnings growth despite declining interest rates
(% Yield)
International
Insurance
Pre-tax
AOI
(1)
10
($ billions)
1)
Not adjusted for market driven and discrete items.
.3%
Investor Day 6.17.2015
$0.2
$0.3
$0.6
$0.8
$0.8
$0.9
$1.3
$1.4
$1.4
$1.6
$1.7
$1.9
$2.7
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
0.0
0.5
1.0
1.5
2.0
2.5
JGB 10Y
$3.2
$3.3
$2.3

FOUR
PILLARS
FOR
PROFITABLE
GROWTH
11
Superior
Execution in
Existing
Business
Product
Development
to Meet
Customer
Needs
Distribution
Expansion in
Proprietary
and Third
Party Channels
Complementing
Organic Growth
with M&A
Our Growth
Strategies
Investor Day 6.17.2015

CORE
FUNDAMENTAL
GROWTH
OPPORTUNITIES
12
Life Planner
Operations
•
Continuing Life Planner
force growth
•
Expansion in selected markets
•
Inheritance market opportunity in Japan
Gibraltar
Life &
Other
Operations
•
Life Consultant force stabilized and poised
to grow
•
Expansion in selected markets and third
party distribution
•
Inheritance market opportunity in Japan
Investor Day 6.17.2015

CHALLENGES
AND
POSITIONING
13
Challenges
•
Selectivity limits pace of growth of Life
Planner force
•
Expected gradual attrition of large
acquired blocks of business partly offsets
business growth
•
Aging Japanese population
•
Currency risk
•
Interest rate risk
Prudential Positioning
•
Expanding complementary third party
distribution
•
Building operations in selected growth
markets
•
Proven track record of M&A and
business integrations
•
Product solution for retirement financial
security and inheritance protection needs
•
Lifetime client relationships support
subsequent sales for changing needs
•
Currency hedging programs for income
and equity
•
Limited portfolio turnover, strong asset
liability management, emphasis on
mortality and expense margins
Investor Day 6.17.2015

PRUDENTIAL FINANCIAL, INC. INTERNATIONAL INSURANCE JOHN HANRAHAN SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER

KEY
MESSAGES
15
•
Exposure
•
Sensitivity
•
Risk mitigation
Interest Rate
•
Exposure
•
Sensitivity
•
Risk mitigation
FX
Capital
Management
•
Generation
•
Utilization
•
Solvency margin ratios
Investor Day 6.17.2015

CURRENCY
EXPOSURE
•
Less than half of Japan’s earnings are yen sensitive
–
Certain expenses related to non-yen denominated business are paid in yen and are reducing exposure of earnings to yen value changes
•
Contributing factors to declining yen AOI as a percentage to total AOI include increase in USD investments, disproportionately higher yen expenses, and weaker yen currency exchange rate
16
1)
Percentage based on pre-tax AOI excluding market driven and discrete items for our Japanese insurance operations.
USD/JPY Plan Rate
80
91
Japan Earnings
(1)
(Currency Mix)
Investor Day 6.17.2015
49%
37%
51%
63%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2013
1Q15
Non
-Yen
Yen

CURRENCY
SENSITIVITY
International Insurance 1Q 2015
Earnings
at
Different
Yen
Hedging
Rates
(1)
1)
Based on actual and alternative assumed hedging rates for Japanese yen income to U.S. dollars.
17
Hypothetical
Hedging Rates
¥110
¥120
¥130
¥140
Difference from Actual
Hedging Rate
21%
32%
43%
54%
Pro Forma Impact to
AOI
(6)%
(9)%
(11)%
(13)%
($ millions)
Investor Day 6.17.2015
Pro Forma AOI at
indicated rates
834
781
759
741
726
0
300
600
900
¥110
¥120
¥130
¥140
¥91
Actual
Rate

HEDGING OBJECTIVES 18 • Protect Enterprise Earnings and ROE • Protect Long-term Value • Insulate Solvency Margin Ratio Investor Day 6.17.2015

HEDGING
CURRENCY
EXPOSURE
19
•
Yen Hedging Strategy
$1.9
$15.5
$12.1
$0.7
$0.8
Hedge Type
Forwards
USD Assets
Yen Debt
Dual Currency Bonds
Protects Long-term Value
Protects Near-term
Earnings and Cash Flow
Protection
Income Hedge
Equity Hedge
($ billions)
Investor Day 6.17.2015
Existing Hedges as of
3/31/15

YEN
EARNINGS
HEDGE
Historical Yen Spot Rates vs. Hedging Rates
2010
2011
2012
2013
2014
(¥)
¥106
¥92
¥85
¥80
¥82
•
Expected yen-based AOI is hedged over a 36 month rolling period using a series of FX forwards with laddered maturities
•
Each quarter’s expected yen earnings are hedged over the preceding 9 quarters. The hedged rate is an average of these transactions.
2009
2015
¥91
¥99
20
Investor Day 6.17.2015
70
80
90
100
110
120
130
USD/JPY Spot Rate
Hedging Rate
Trailing 3-Yr Rolling Avg. Spot Rate

FAIR
VALUE
OF
YEN
EQUITY
HEDGE
(1)
Equity
Hedges
1)
As of 3/31/15.
21
Equity
Hedge FX Sensitivity
Spot Rate as of
3/31/15
10%
JPY
Appreciation
10% JPY
Depreciation
USD/JPY Rate
¥120
¥108
¥132
Fair
Value of Equity Hedges
($ billions)
2.4
1.2
3.7
Maturity Profile of Equity Hedge Settlements
•
$13.6 billion “notional” value of yen exposure
-
$2.4 billion
fair value of PFI hedges
-
Cash is realized over time as settlements occur
Investor Day 6.17.2015
24%
18%
58%
0%
25%
50%
75%
100%
2015
2016
2017 +

YEN
EQUITY
HEDGE
ILLUSTRATION
(1)
22
Weakening Yen
USD Assets
Worth More ¥
Cash from
Japan
Stable Yen
Strengthening
Yen
•
We
protect
our
equity
investment
in
Japan
by
primarily
purchasing
U.S.
dollar
investments in Japan
•
We hedge these bonds primarily internally, to insulate Solvency Margin
Ratios from FX volatility.  This can create cash flow transfers between Japan and the U.S.
~800%
SMR
~800%
SMR
~800%
SMR
1)
Broadly equivalent solvency margin ratio (SMR) over time.
USD Assets
Worth Same ¥
No Cash
Movement
USD Assets
Worth Less ¥
Cash to
Japan
Investor Day 6.17.2015

KEY
MITIGANTS
FOR
INTEREST
RATE
EXPOSURE
•
Low portfolio turnover
•
Strong asset liability management
•
Emphasis
on
protection
products
–
stable
earnings
from
mortality
and
expense margins
•
Reprice new business when appropriate to maintain margins
•
Fixed annuity products designed to mitigate interest rate risk (i.e., bi-weekly repricing for new business, market value adjustments)
23
Key Mitigants
10 Year Government Bond Yield
•
Interest rates have been low in Japan for many years
Investor Day 6.17.2015
0%
1%
2%
3%
4%
5%
6%
7%
8%
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
JGB
UST

1)
Pre-tax AOI excluding market driven and discrete items as shown in disclosure section. The analysis represents assumed investment of renewal premiums and reinvestment
of
investment
income
and
proceeds
from
maturing
investments
at
market
interest
rates
25
bps
higher
or
lower
than
actual
rates
during
the
year.
($ millions)
•
In the near-term, earnings are not materially impacted by modest changes in interest rates
IMPACT
OF
CHANGING
INTEREST
RATE
ENVIRONMENT
Earnings
(1)
+/-
25 bps =
~$15 million
in near-term
24
Sensitivity
of
AOI
to
Interest
Rate
(-25
bp)
2014
2015
2016
2017
Pro
Forma
Impact
to
2014
Pre-tax
AOI
($
millions)
(15)
(45)
(75)
(105)
Investor Day 6.17.2015
3,347
3,332
3,362
2014
If Interest rates
-25 bps
If interest rates
+25bps
Investment Margin
Mortality, Expense &
Other Margin

•
Redeployed
excess
capital
of
more
than
60%
of
after-tax
AOI
since
2009
(1)
•
As the Japan business matures, we expect capital returned to increase relative to earnings as less capital will be needed to support growth
•
Japan returns capital to the U.S. through diverse means and in accordance with regulatory standards
HISTORICAL
CAPITAL
GENERATION
AND
REDEPLOYMENT
25
($ billions)
Historical Capital Redeployment
1)
Through 2014.
2)
After-tax AOI reflects the effective tax rate of the former FSB.
Forms of Cumulative Redeployment
$7.0
Investor Day 6.17.2015
Dividends
13%
Debt
Repayment
27%
Affiliate
Lending
21%
Acquisition
Funding and
Other
39%
$11.0
Cumulative
2009 -
2014
$1.2
$1.4
$1.7
$2.0
$2.3
$2.4
$0.7
$0.4
$1.6
$1.3
$1.5
$1.5
2009
2010
2011
2012
2013
2014
After-Tax AOI
Capital Redeployed
(2)

SOLVENCY
MARGIN
RATIO
26
SMR
(1)
March 31, 2015
Stressed Scenario
Prudential of Japan
844%
~745%
Gibraltar
Life
(2)
882%
~740%
1)
Based on Japanese statutory accounting and risk measurement standards applicable to regulatory filings as of 3/31/15.
2)
Gibraltar consolidated basis.
3)
Represents indicated change applied to asset valuations.
•
Solvency margin position of Prudential’s Japanese insurance
companies
–
well
capitalized
and
financially
secure
•
Well
above
our
target
SMR
of
600%
-
700%
Stressed
Scenario
(3)
•
Japan Equity
•
Real Estate
•
USD & AUD FX Rates
•
Interest Rates
Down 55%
Down 35%
Strengthening 20%
Up 100 bps
Investor Day 6.17.2015

PRUDENTIAL FINANCIAL, INC. U.S. BUSINESSES STEPHEN PELLETIER EXECUTIVE VICE PRESIDENT CHIEF OPERATING OFFICER

EXECUTIVE
SUMMARY
•
Prudential’s U.S. business portfolio has been designed to:
–
Generate sustainable earnings
and attractive returns
–
Be resilient in the face of headwinds
–
Provide diversification and facilitate risk management
–
Position us for growth opportunities
•
We integrate our distinctive set of investment and insurance capabilities to deliver a range of solutions to meet changing customer needs
•
We invest within and across businesses to enhance the customer experience and enable new growth opportunities
2
Investor Day 6.17.2015

OUR
BUSINESS
MIX
GENERATES
SUSTAINABLE
EARNINGS
3
Pre-Tax
Earnings
(1)
1)
Adjusted Operating Income (AOI) excluding market driven and discrete items as shown in disclosure section.
Retirement
Annuities
Asset Management
Group Insurance
Individual Life
AOI
(1)
CAGR
17%
(~15% -
16%
excluding Hartford)
($ billions)
Investor Day 6.17.2015
$2.3
$2.8
$2.7
$3.9
$4.3
$0.0
$1.0
$2.0
$3.0
$4.0
2010
2011
2012
2013
2014

THE
U.S. BUSINESS
PORTFOLIO
IS
WELL-BALANCED
BY
TYPE
OF
RISK
4
Principal Risks
2014
Earnings
(1)
$4.3 billion
Equity Markets, Interest Rates, Longevity
Credit, Longevity, Interest Rates
Equity Markets
Mortality, Interest Rates, Credit
Mortality, Morbidity
1)
Pre-tax AOI excluding market driven and discrete items as shown in disclosure section.
Annuities
Retirement
Asset
Management
Individual Life
Group Insurance
Investor Day 6.17.2015

OUR
BUSINESS
MIX
CREATES
HIGH
QUALITY,
DIVERSIFIED
EARNINGS
STREAMS
5
Pre-Tax
Earnings
(1)
($ millions)
Individual Annuities
Asset Management
Retirement
Individual Life
Group Insurance
$ 1,112
$ 2,381
$ 1,213
$ 732
$ 618
$ 580
2010
2014
Underwriting
Spread
Fee
Primary
Source of Earnings
Business
1)
AOI excluding market driven and discrete items as shown in disclosure section.
Investor Day 6.17.2015

OUR
BUSINESS
MIX
DRIVES
ATTRACTIVE
RETURN
PROSPECTS
6
ROE Potential
(1)
Mid-High
Teens
Low
Double Digits
Growth
Potential
Asset Management
Retirement
Annuities
Individual Life
Group Insurance
Investor Day 6.17.2015
1)
Return on equity (ROE) potential ranges based on after-tax AOI using an overall effective tax rate for Prudential Financial, Inc. excluding the Closed Block division, and  average attributed equity excluding accumulated other comprehensive income. Reflects view of weighted average potential returns over long term using base case assumptions.

EVOLVING
CUSTOMER
NEEDS
CREATE
GROWTH
OPPORTUNITIES
THAT
WE
ARE
WELL-POSITIONED
TO
ADDRESS
7
Movement toward derisking in large Defined Benefit markets
•
Building on Pension Risk Transfer (PRT)
market leadership in U.S.; pursuing
international opportunities
•
Offering range of institutional investment
solutions, including fixed income and
liability driven investing
•
Expanding voluntary benefits offerings
Employers’ need to control benefit costs while offering employees an attractive suite of benefit options
•
Redesigning defined contribution plans
•
Enhancing life insurance policy features
•
Expanding Prudential Advisors outreach
beyond the traditional approach
Increasing individual responsibility for financial security, resulting in a growing need for more certain outcomes
•
Expanding retail investment offerings
•
Expanding annuity offerings to include
non-equity aligned and
investment-focused products
Older population controlling vast majority of financial assets
Investor Day 6.17.2015

WE
ARE
INVESTING
WITHIN
AND
ACROSS
BUSINESSES
TO
ENHANCE
THE
CUSTOMER
EXPERIENCE
AND
ENABLE
NEW
GROWTH
OPPORTUNITIES
8
2014 investment
in our
businesses
~$100 million
(1)
Digital Experience
Data Analytics
Systems Upgrades
Talent
1)
Approximate pre-tax amount spent, after impact of cost savings and efficiencies realized.
Investor Day 6.17.2015

WE
ARE
MAINTAINING
A
STRONG
FOUNDATION
FROM
WHICH
TO
GENERATE
SUSTAINABLE
PROFITABLE
GROWTH
9
Asset Management
–
Generating earnings that are driven primarily and increasingly by “core” asset management fees
–
Experiencing sustained, positive net flows driven by strong investment performance
–
Investing in new asset management capabilities and product offerings, and expanding international presence
–
Hired a significant number of investment professionals
Retirement
–
Continuing to invest in advancing PRT leadership capabilities
–
Investing in Full Service business to position for long term profitability and growth
Group Insurance
–
Rationalized product portfolio and market segment focus
–
Completing disability turnaround to position for resumed controlled growth
–
Making improvements in pricing, underwriting, and claims management practices
Individual Life Insurance
–
Generating sales that reflect a more diversified product mix
–
Completed final steps of Hartford integration; run-rate benefits expected to be fully realized by third quarter
2015
Annuities
–
Executing product diversification strategy, improving risk profile and offering a broad range of solutions
Investor Day 6.17.2015

PRUDENTIAL FINANCIAL, INC. RETIREMENT CHRISTINE MARCKS PRESIDENT PRUDENTIAL RETIREMENT

PRUDENTIAL
RETIREMENT:
STRENGTH, BREADTH
AND
DEPTH
ACROSS
MARKETS
2
1)
2014 PLANSPONSOR DC Recordkeeping Survey, based on total recordkeeping assets as of 12/31/13.
Mission: To serve the retirement security needs of institutions and individuals
#6
in DC assets
(1)
Leading provider in our
chosen markets
#1
in Stable Value
(2)
#1
in PRT
(3)
Defined Contribution (DC)
Full spectrum of retirement
products and solutions
Defined
Benefit (DB)
Non-qualified
Investment-Only Stable Value
Other Institutional Investments
Pension Risk Transfer (PRT)
Structured Settlements
Investor Day 6.17.2015
2)
3)
Internally managed, domestic institutional, tax-exempt, Stable Value Assets as of 12/31/13 – Pensions and Investments’ Money Managers Directory, 5/31/15.
LIMRA Group Annuity Survey 1Q15.

STRONG
AND
CONSISTENT
ACCOUNT
VALUE
GROWTH
3
$205
$230
$290
$323
$364
Full Service
Pension Risk Transfer
Investment-Only Stable Value
Other Institutional Investment Products
Account Values
(1)
($ billions)
1)
As of end of period.
Investor Day 6.17.2015
$141
$140
$148
$174
$184
$28
$30
$64
$59
$92
$18
$41
$61
$73
$70
$18
$19
$17
$17
$18
2010
2011
2012
2013
2014

SIGNIFICANT
EARNINGS
GROWTH
SINCE
2010
4
Pre-Tax AOI
(1)
($ millions)
~$110
~$280
Non-coupon investments returns, case experience on pension risk transfer business more favorable than average expectations, and significant mortgage loan prepayment income.
1)
Adjusted Operating income (AOI).
Investor Day 6.17.2015
$565
$594
$638
$1,039
$1,215
2010
2011
2012
2013
2014

PRUDENTIAL
AS
A
PENSION
LEADER
5
Since
1928
PROVIDING
INTEGRATED
PENSION PLAN
SERVICES
2
nd
LARGEST
ACTIVE INSTITUTIONAL
MANAGER OF DOMESTIC
FIXED INCOME
(1)
23   25
LARGEST
CORPORATE
DB
PLANS
(2)
USE PRUDENTIAL
INVESTMENT
MANAGEMENT
of
the
1)
Pensions & Investments Top Money Manager List, May 2015. Ranked by total worldwide institutional assets under management, as of 12/31/14.
2)
Based on U.S. Plan Sponsor rankings in Pensions & Investments, as of 12/31/14.
Investor Day 6.17.2015

PENSION RISK TRANSFER PHILIP WALDECK SENIOR VICE PRESIDENT PENSION & STRUCTURED SOLUTIONS

PROGRESSION
OF
EXPERTISE
& CAPABILITIES
The Pension Risk Transfer team’s expertise has substantially benefited from experience with U.K. and jumbo U.S. pension risk transfer markets.
2007
2009
2011
2012
2014
Applied U.K. longevity
underwriting best practices
Developed unique
capabilities for GM
and Verizon
7
Applied best
practices further
into the market
resulting in key
case wins
Closed U.S. and
U.K. transactions
Large
sponsor
opportunities
identified
1928
First pension
guarantee
written
•
Established core team
•
Explored emerging U.K.
solutions
•
Adapted/modernized
for U.S. market
2006
Investor Day 6.17.2015

PRT MARKET
IS
LARGE
AND
GROWING
8
1)
Pension Protection Fund, estimated in U.S. dollars, as of 12/31/14.
2)
Investment Company Institute, as of 12/31/14.
3)
Towers Watson Global Pension Assets Study 2015.
$1.5
trillion
(3)
$1.9
trillion
(1)
$3.2
trillion
(2)
Pension
Liabilities
U.K.
U.S.
Canada
33
5
1
Number of
Transactions
Over $1 billion
PRT Transactions
Since 2007
$186 billion
$50 billion
$4 billion
World
39
$240 billion
>$6.6 trillion
Investor Day 6.17.2015

PRUDENTIAL’S
COMPETITIVE
ADVANTAGE
IN
PRT MARKET
Deep Expertise Across Multiple Disciplines
Proven Structuring Skills
Demonstrated Service Excellence
Track Record of Successful Execution
Experience and Credibility in the Pension Market
Financial Strength
9
Investor Day 6.17.2015

GM

verizon

MOTOROLA

Bristol-Myers Squibb

Rothesay life

TIMKEN

BT PENSION SCHEME

Kimberly-Clark

Prudential

PRUDENTIAL’S
PRT BUSINESS
HAS
EXPERIENCED
SIGNIFICANT
GROWTH
OVER
THE
PAST
FOUR
YEARS
(1)
10
$75 billion
(2)
PENSION LIABILITIES
550,000
RETIREES
130+
PLANS IN U.S. & U.K.
1)
Through 3/31/15.
2)
Includes ~$35 billion of longevity reinsurance.
Investor Day 6.17.2015

PRUDENTIAL’S
EDGE: CREATIVE
SOLUTIONS
11
Execution Confidence
•
Advanced purchase agreement
•
Proven documentation and process
•
Seamless transition, payments and
personalized communications
Asset
•
Asset in kind (AIK) transfer
•
Client risk hedging strategies
Liability
•
Data adjustments
•
Lump sum adjustments
•
Tailored mortality tables
Transaction Structure
•
Customized price roll forward
•
Independent fiduciary
•
Sponsor-owned insurer
Meet Client Needs
Manage Risk
Investor Day 6.17.2015

CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Types of Risk Investment Liquidity Asset/Liability Management Insurance Concentration Pricing 12 Investor Day 6.17.2015

CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Pricing Prudent best estimates “AA” loss absorption capacity Negotiated price adjustment triggers 13 Investor Day 6.17.2015

CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Investment Primarily high quality corporate bonds Well-diversified portfolio Prudent default assumptions 14 Investor Day 6.17.2015 Investment

CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Liquidity Long-dated, illiquid liabilities Disciplined cash flow management 15 Investor Day 6.17.2015

CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Insurance Very limited benefit optionality Significant & credible plan mortality experience 16 Investor Day 6.17.2015

CRITICAL SUCCESS FACTORS, KEY RISKS AND MITIGANTS Asset/Liability Management Manage within tight duration corridors Rigorous ongoing monitoring 17 Investor Day 6.17.2015 Asset/Liability Management

CRITICAL
SUCCESS
FACTORS, KEY
RISKS
AND
MITIGANTS
Concentration
Deliberately building
diversified book over time
More credible experience data
Better pricing: Fewer
competitors & complex
execution needs
18
Investor Day 6.17.2015

WELL-DIVERSIFIED
BUSINESS
MIX
19
Northeast
U.S.
16%
South U.S.
16%
Midwest U.S.
17%
West
U.S.
9%
U.K.
42%
15%
57%
28%
Geographic Diversity
(1)
Age Distribution
(1)
•
Also well-diversified by Gender, Industry, Benefit Size, and Occupation (blue/white collar)
•
Average liability duration: Buy-Out 9-10 years, Longevity Reinsurance 8-12 years
Below 60
Above 80
60-80
1)
Number of annuitants as of 3/31/15.
Investor Day 6.17.2015

STRONG
INVESTMENT
RISK
MANAGEMENT
Representative Funded PRT Asset Portfolio
Key Attributes
•
High quality
•
Well-matched to liability
•
Well-diversified
•
Assets in-kind reduce risk
and expense:
–
Taxes
–
Transaction costs
–
Interest rates and
spreads locked in
20
Other (e.g. Agency
Mortgage Backed
Securities)
Investment Grade
Public Securities
~45%
Investment Grade
Private Securities
~20%
Mortgage Loans
~20%
Below Investment
Grade
Alternatives
~5%
~5%
~5%
Investor Day 6.17.2015

COMPLEMENTARY
PROFIT
EMERGENCE
PATTERNS
21
1-5
6-10
11-15
16-20
21-25
26-30
31-35
36-40
41-45
46-50
  Longevity Reinsurance
  Funded Buy-out
Projection Years
Annual Expected AOI Pattern, Net of Defaults
($1 Billion Representative Case)
Investor Day 6.17.2015

RETURN
SENSITIVITIES
(1)
22
1)
Impacts are approximate. The sensitivities may vary by transaction. Sensitivities are meant to reflect a moderately adverse/beneficial scenario.
2)
Internal rate of return (IRR).
Credible plan-specific
mortality experience data
Complementary long-
term exposures not
reflected in pricing
Tight key rate duration
management mitigates risk
Diversified, high-
quality investments
Base Mortality
Mortality
Improvement
Interest Rates
Credit Defaults
-0.5%
-2%
-1%
-3%
+0.5%
+2%
+3%
+1%
Mortality
rates +/-1%
Long-term
interest rates
+/-100bps
Default shock of 1%/lower
default probability by half
Mortality trend improvement +/-0.25%
MITIGANTS
Target IRR
(2)
11-15%
Capital is set at the higher of regulatory and economic frameworks;
We further analyze sensitivity of returns to changes in key underwriting assumptions
-3%
-2%
-1%
+1%
+2%
+3%
Blue shaded area indicates shock scenario
ASSUMPTIONS
Investor Day 6.17.2015

PRUDENTIAL
PRT: AN
ATTRACTIVE
GROWTH
OPPORTUNITY
•
Premier franchise in a very attractive market
•
Leverages best of Prudential –
deep partnership and collaboration across
business units and functions, building on nearly 140 years of mortality risk and
90 years of longevity risk experience
•
Opportunity identified early; built unparalleled platform of expertise and solid risk management over a decade
•
Currently expect returns on PRT block to be at or above our targets
•
Ongoing growth opportunity with solid expected returns and sustainable competitive advantages
•
Commitment, talent & intense focus
23
Investor Day 6.17.2015

PRUDENTIAL FINANCIAL, INC. ANNUITIES ROBERT O’DONNELL PRESIDENT PRUDENTIAL ANNUITIES

INDIVIDUAL
ANNUITIES
CONTINUES
TO
BE
A
CORE
COMPONENT
OF
PRUDENTIAL'S
DIVERSIFIED
BUSINESS
MIX
2
Product Mix
Policyholder
Behavior
In Force
Cash Flow
Balance Sheet
Strength
Our product mix diversifies our risk profile while
meeting customers’ retirement income needs
Sophisticated approach using data analytics and
emerging policyholder behavior experience
In force expected cash flows continue to provide
significant value
Our living benefit liability is supported by high
quality on-balance sheet assets
Investor Day 6.17.2015

PRODUCT MIX

PRODUCT
PORTFOLIO
–
DIVERSIFYING
OUR
RISK
4
•
A fixed single premium
immediate annuity
•
Highest minimum income
payments
•
No death benefit
•
Monthly rate setting
capability
(2)
•
Lower minimum income
payments
•
Secure Value Account
•
ROP
(1)
/ optional enhanced
death benefit
•
Monthly rate setting
capability
(2)
“Highest
Daily”
Suite
(HDI)
•
Higher minimum income
payments
•
No equity exposure
•
ROP
(1)
death benefit
•
Monthly rate setting
capability
(2)
Prudential
Defined
Income
(PDI)
•
No living benefit
•
Accumulation focused
•
Account value death
benefit / optional ROP
(1)
High
Capital Market & Behavior Risk
Prudential
Premier
Investment
Variable
Annuity
(PPI)
High
Low
1)
Return of Premium (ROP) is a standard death benefit on variable annuity contracts.  Optional ROP is available on PPI contracts for an extra charge.
2)
For new business.
Prudential
Immediate
Income
Annuity
(PII)
Investor Day 6.17.2015

PRODUCT
DIVERSIFICATION
5
Annual Gross Sales
2012
$20.0 billion
2014
$10.0 billion
1)
Includes Legacy variable annuities, fixed annuities and base contracts with no living benefit guarantees.
2015 and 2016 new business risk profile will be impacted by our HDI 3.0 reinsurance transaction
HDI
91%
Other
9%
(1)
HDI
70%
PDI
19%
PPI
1%
Other
10%
(1)
Investor Day 6.17.2015

EXTERNAL
REINSURANCE
AGREEMENT
Prudential Annuities has entered into a new business reinsurance transaction with Union Hamilton
•
Transaction covers the HDI 3.0 living benefit rider
•
Covers approximately 50% of new business written in 2015 and 2016
•
Reduces growth of exposure to new contracts with living benefits
•
Accelerates the diversification strategy
6
Investor Day 6.17.2015

PRUDENTIAL FINANCIAL, INC. ANNUITIES YANELA FRIAS VICE PRESIDENT, FINANCE PRUDENTIAL ANNUITIES

POLICYHOLDER BEHAVIOR

SOPHISTICATED
APPROACH
USING
DATA
ANALYTICS
AND
EMERGING
POLICYHOLDER
BEHAVIOR
EXPERIENCE
•
Partnered with industry leaders to create enhanced data analytic capabilities
•
These enhanced capabilities drive a more thorough understanding of factors influencing policyholder behavior and improve our ability to interpret emerging trends in our data
•
Data analytic capabilities were leveraged to refine our annual assumption setting process
9
Investor Day 6.17.2015

High
Lower fees in favorable market paths
Annual Lapse Rates
Higher claims in unfavorable market paths
Low
Interest Rates
High

Prudential

DATA
ANALYTICS
DROVE
INCREASED
SOPHISTICATION
OF
GLWB
(1)
LAPSE
RATE
ASSUMPTIONS
•
Traditional “In-the-
Moneyness” remains a key
driver of lapses
•
Lapse rates now incorporate
the impact of interest rates
on alternative income
solutions
•
The relative value of a
policy’s guarantee to current
market options influences
lapse behavior
GLWB LAPSE
RATES
1)
Guaranteed Lifetime Withdrawal Benefit.
10
Investor Day 6.17.2015
"At the Money" Policy
20% "In the Money" Policy
Prior "At the Money" Policy
Prior 20% "In the Money" Policy

IN FORCE CASH FLOW ANALYSIS

PROFILE
OF
BASELINE
ASSUMPTIONS
FOR
IN
FORCE
CONTRACTS
1)
Based on GAAP best estimates as of 12/31/14.
2)
Return includes 2% dividend yield.
3)
Policyholder behavior assumptions for guaranteed lifetime withdrawal benefit products only.
Capital
Markets
Policyholder
Behavior
(3)
Assumptions underlying cash flows reflect our current best estimates
Baseline Assumptions
(1)
Equity Market Return
(2)
3.5% increasing to 8.0% by year 6
Fixed Income Return
1.8% grading to 5.5% by year 10
Blended Return
2.9% grading to 6.6% by year 10
Cash Flows assume Living Benefit Liability is fully hedged
Dynamic Lapse Assumption
Lapse rates based upon in-the-
moneyness and level of interest rates
Benefit Utilization
95% take lifetime withdrawals
Benefit Efficiency
86% of guaranteed amount
12
Investor Day 6.17.2015

$17.9
$32.2
$0.7
($13.1)
($1.9)
Fees, Net of Expenses
Hedging Costs
Benefits, Net of
Hedging Recoveries
Investment Income
PV of Contract Cash
Flows
IN
FORCE
CASH
FLOWS
REMAIN
STRONG
1)
Reflects
total
remaining
contract
cash
flows
based
upon
the
in
force
book
of
business
and
initial
interest
rates
as
of
12/31/14.
Excludes
any
benefit
from
release
of
capital and excess reserves.
2)
Cash flows are shown on a present value (PV) basis, are discounted at the forward curve, and reflect the results of hedging activity.
BASELINE
SCENARIO
CASH
FLOWS
(1)(2)
Living
Benefit
Fees
$14.8
($ billions)
13
Investor Day 6.17.2015

($4.0)
($8.8)
2012
2014
THE
INCREASED
ECONOMIC
VALUE
OF
THE
IN
FORCE
IS
NOT
REFLECTED
IN
THE
GAAP LIABILITY
The
risk
neutral
nature
of
the
assumptions
used
to
derive
the
FAS
133/157
(1)
reserve
drive
a
meaningful disparity between the change in the economic cash flows and the GAAP liability
GROSS
GAAP LIABILITY
(3)
CASH
FLOWS
(2)
1)
Reserves for variable annuity living benefits are accounted for as embedded derivatives under U.S. GAAP.
2)
Present value of expected cash flows in baseline scenario.
3)
Includes Post NPR living benefit and SOP03-1 Reserve.
($
billions)
($
billions)
14
Investor Day 6.17.2015

IN
A
RANGE
OF
CAPITAL
MARKET
SCENARIOS, THE
IN
FORCE
BOOK
PRODUCES
POSITIVE
CASH
FLOWS
1)
Reflects total contract cash flows based upon the in force book of business and initial interest rates as of 12/31/14. Excludes any benefit from release of capital and excess reserves. Each scenario reflects impact of our dynamic lapse assumptions on policyholder behavior.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3)
Scenario reflects an immediate up shock of 30% on 12/31/14, followed by baseline equity market returns thereafter with fixed income returns 100 bps above the expected long term rate.
4)
Scenario reflects an immediate down shock of 30% on 12/31/14, followed by baseline equity returns, coupled with a 100 bps decline in fixed income returns over year 1.
5)
Scenario reflects annual equity return of -13% including dividend yield.
($
billions)
15
PV OF
TOTAL
CONTRACT
CASH
FLOWS
(1)(2)
Investor Day 6.17.2015
Equity Markets
Immediate Shock
Post-shock Annual Equity Returns
Positive Markets
(3)
Baseline
Negative Markets
(4)
Break Even
(5)
+30%
n/a
-30%
n/a
Baseline
Baseline
Baseline
-13% annually
Fixed Income
Long Term Assumption
+100 bps
Baseline
Year End -100 bps over
year 1; flat thereafter
Year End -100 bps over
year 1; flat thereafter
$23.1
$17.9
$5.2
$0.0

STRONG
CASH
FLOWS
EVEN
IF
POLICYHOLDER
BEHAVIOR
DEVIATES
FROM
EXPECTATIONS
1)
Reflects total contract cash flows based upon the in force book of business and initial interest rates as of 12/31/14. Excludes any benefit from release of capital and excess reserves. Each scenario reflects impact of our dynamic lapse assumptions on policyholder behavior.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3)
Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.
4)
Scenario reflects an increase in benefit efficiency from 86% to 95% across all periods. Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.
PV OF
TOTAL
CONTRACT
CASH
FLOWS
(1)(2)
($
billions)
16
Investor Day 6.17.2015
Lower Lapses
(3)
Baseline
Higher Benefit
Efficiency
(4)
Lapses
All periods reduced by
20%
Baseline
Baseline
Benefit Efficiency
Baseline
Baseline
95% of guaranteed
amount
$18.5
$17.9
$12.6

RESILIENT
CASH
FLOWS
DESPITE
SEVERELY
ADVERSE
MARKETS
AND
POLICYHOLDER
BEHAVIOR
STRESSES
1)
Reflects total contract cash flows based upon the in force book of business and initial interest rates as of 12/31/14. Excludes any benefit from release of capital and excess reserves. Each scenario reflects impact of our dynamic lapse assumptions on policyholder behavior.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3)
Benefit utilization assumptions are unchanged relative to the baseline scenario.
4)
Scenario reflects an increase in benefit efficiency from 86% to 95% across all periods. Benefit utilization assumptions are unchanged relative to the baseline scenario.
($
billions)
17
PV OF
TOTAL
CONTRACT
CASH
FLOWS
(1)(2)
Investor Day 6.17.2015
Lower Lapses and Negative
Markets
(3)
Baseline
Higher Benefit Efficiency and
Negative Markets
(4)
Lapses
All periods reduced by 20%
Baseline
Baseline
Benefit Efficiency
Baseline
Baseline
95% of guaranteed amount
Equity Markets
Immediate -30% equity shock
Baseline markets thereafter
Baseline
Immediate -30% equity shock
Baseline markets thereafter
Fixed Income
Year End -100 bps over year 1;
flat thereafter
Baseline
Year End -100 bps over year 1;
flat thereafter
$3.1
$17.9
$0.4

CASH
FLOWS
REMAIN
POSITIVE
ACROSS
ALL
OF
THE
STOCHASTICALLY
MODELED
PATHS
Min=$3.3
(3)
Equity market decline of ~45% coupled with the 10 year Treasury rate falling below 1%
Low PV of Cash
Flows Scenario
High PV of Cash
Flows Scenario
Stochastic Cash Flows
(1)
($ billions)
1)
Reflects capital market shocks only.
2)
Represents average outcome of 30 most unfavorable scenarios out of 1,000 projected capital market paths.
3)
This scenario includes cumulative equity market returns of -38% over 5 years and -8% over 10 years in addition to an average 10-year treasury rate of 1.93%
over 10 years, including a low of 0.97%.
18
(2)
Investor Day 6.17.2015
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
Max=$41.8
Mean Cash
Flows= $17.1
CTE 97= $5.2

BALANCE SHEET STRENGTH

GAAP BALANCE
SHEET
-
ANNUITY
FOOTPRINT
(1)
1)
Includes fixed annuities.
2)
Hedge Target Liability is a modified GAAP measure of our living benefit liability; differences between the Hedge Target Liability and the GAAP Liability are included in
Other Liabilities. Includes living benefits reinsured to captive and risk retained in direct writing entities.
3)
Refers to Guaranteed Minimum Death and Income Benefit Reserves.
4)
Accumulated Other Comprehensive Income.
5)
Includes approximately ~$3.6 billion of equity attributable to Pruco Re.
~$24 billion of
liquid assets
~$22 billion of
long term liabilities
20
Investor Day 6.17.2015
Assets
Liabilities
Separate Account
$143.7
Separate Account
$143.7
Invested Assets
$  17.9
General Account
$    8.7
Hedge Assets
$    5.7
Hedge Target Liability
(2)
$    8.7
Other
$    0.6
Other
$    3.9
DAC,
DSI & VOBA
$    6.9
SOP 03-1 (GMDB/GMIB)
(3)
$    0.8
Total Assets
$174.8
Total Liabilities
$165.8
AOCI
(4)
$0.3
Other Attributed Equity
(5)
$8.7
Total Equity
$9.0
Balance Sheet
12/31/2014 ($ billions)

CLAIM
ABSORPTION
RESOURCES
IN
VA CAPTIVE
EXCEED
STATUTORY
RESERVE
CREDIT
(1)(2)
1)
As of December 31.
2)
Claim absorption resources represent total assets available to pay claims.
3)
Represents the risk associated with the living benefits reinsured to the captive.
4)
Other primarily represents Asset Adequacy Testing (AAT) reserves.
10 yr. Treasury
(1)
$9.1
$2.4
$12.2
($ billions)
Reserve Credit
Capital and Other
(4)
Hedge
Target
Liability
(3)
21
Investor Day 6.17.2015
$4.3
$3.5
$5.3
$(1.2)
$8.0
$3.8
$3.6
$4.2
1.78%                                                   3.04%                                                   2.17%
2012
2013
2014
$0.5

INDIVIDUAL
ANNUITIES
CONTINUES
TO
BE
A
CORE
COMPONENT
OF
PRUDENTIAL'S
DIVERSIFIED
BUSINESS
MIX
Product Mix
Policyholder
Behavior
In Force
Cash Flow
Balance Sheet
Strength
Our product mix diversifies our risk profile while
meeting customers’ retirement income needs
Sophisticated approach using data analytics and
emerging policyholder behavior experience
In force expected cash flows continue to provide
significant value
Our living benefit liability is supported by high
quality on-balance sheet assets
Investor Day 6.17.2015
22

PRUDENTIAL FINANCIAL, INC. FINANCIAL MANAGEMENT ROBERT FALZON EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER

DEFINING
SUCCESS
2
Drivers
Stakeholder Value Creation
•
Diversified and balanced mix of
insurance and market risks
Business Focus
•
“AA” standards for capital, leverage
and liquidity
•
Comprehensive risk management
framework
Financial
Strength
•
Targeted sustainable ROE of 13-14%
through a market cycle
•
Growth in earnings and book value
Balanced and
Sustainable
Sources of
Earnings
•
Cash flow
(1)
~60% of after-tax AOI over
time
•
Capital deployment, including growing
shareholder dividend
Consistency
and
Transparency
of Earnings
Investor Day 6.17.2015
1)
Includes capital deployed in subsidiaries.
Talent
Collaboration
Innovation
Execution
Superior
Client
Experience

FOCUS
ON
PROTECTION, RETIREMENT
AND
ASSET
MANAGEMENT
PROVIDES
A
DIVERSIFIED
AND
BALANCED
MIX
OF
INSURANCE
AND
MARKET
RISKS
3
1)
Adjusted operating income (AOI) excluding market driven and discrete items as shown in disclosure section; exhibit excludes Corporate & Other
Operations pre-tax loss of $1.3 billion.
2)
Includes U.S. Individual Life and Group Insurance.
Full Year 2014
Pre-tax Earnings
Insurance
Risk
Market
Risk
Investor Day 6.17.2015
(2)
International
Insurance
44%
U.S.
Insurance
9%
Retirement
16%
Individual
Annuities
21%
Asset
Management
10%
(1)
$6.3
Billion

WE
HAVE
SUBSTANTIAL
ON
BALANCE
SHEET
CAPITAL
CAPACITY
4
($ billions)
March 31, 2015
GAAP
Equity
(1)
$31.6
Capital
Debt
(2)
$13.9
Total Available Capital
$45.5
Estimated
Gross
On
Balance
Sheet
Capital
Capacity
(3)
>$4.5
Capital
Earmarked
for
Reduction
of
Capital
Debt
~$2.0
Estimated
On
Balance
Sheet
Capital
Capacity
(3)
>$2.5
1)
GAAP equity excluding accumulated other comprehensive income (AOCI) and the impact of foreign currency exchange rate remeasurement. This measure of equity includes the non-economic impact of non-performance risk (net of deferred policy acquisition costs), which we exclude from “Equity” as defined on subsequent slides, for purposes of calculating Total and Financial Leverage ratios.
2)
As reported; subsequent slides related to capital structure and total debt gives pro-forma effect to senior capital debt repayment of $1.4 billion with earmarked proceeds from dividend declared by Prudential Insurance in second quarter 2015.
3)
Based on targeted Risk Based Capital (RBC) ratio of 400% for Prudential Insurance and equivalent levels of capital at other insurance operating entities.
Investor Day 6.17.2015

70%
12%
18%
Senior Capital Debt
Junior Subordinated
Capital Debt (Hybrids)
Equity
March 31, 2015
Financial
Leverage Ratio
CAPITAL
STRUCTURE
NEAR
TARGET
5
1)    Gives pro-forma effect to senior capital debt repayment of $1.4 billion with earmarked proceeds from dividend declared by Prudential Insurance in second quarter 2015.
2)
Total equity including non-controlling interests and excluding the impact of foreign currency exchange rate remeasurement, non-performance risk (net of deferred policy acquisition costs), and AOCI.
3)
Defined as senior capital debt plus 75% hybrids divided by the senior capital debt plus 100% hybrids plus total equity as defined above.
(2)
Composition
of
Outstanding
Capital
Target Range
27.3%
<
15%
70-75%
Investor Day 6.17.2015
(1)
(3)
<
25%

TOTAL
LEVERAGE
RATIO
WITHIN
TARGET
OF
<
45%
6
$25.5
$24.5
$22.7
$25.2
(5)
(6)
$23.7
Composition of Outstanding Debt
(1)
($ billions)
(6)
Investor Day 6.17.2015
38%
24%
22%
30%
34%
6%
18%
20%
21%
21%
56%
58%
58%
49%
45%
12/31/11
12/31/12
12/31/13
12/31/14
3/31/15
Operating
Debt
(2)
Junior Subordinated Capital
Debt (Hybrids)
Senior
Capital
Debt
(3)
Total
Leverage
Ratio
(4)
1)
Represents the former Financial Services Businesses (FSB) for periods prior to 3/31/15.
2)
Operating debt is utilized to finance business funding needs to meet specific purposes tied to assets or revenue sources as well to finance invested assets or portfolios of invested assets, proceeds of which will service the debt.
3)
Senior capital debt is utilized to meet capital requirements of the Prudential businesses.
4)
Defined as total debt divided by total debt plus total equity including non-controlling interest adjusted to exclude the impact of foreign currency exchange rate remeasurement, non-performance risk (net of deferred policy acquisition costs), and AOCI totaling $7.9 billion, $11.5 billion, $6.3 billion, $13.6 billion and $16.6 billion as of 12/31/ 2011, 2012, 2013, 2014 and 3/31/15, respectively.
5)
Reflects the retrospective adoption of amended accounting guidance for deferred policy acquisition costs effective 1/1/12, which reduced GAAP equity by $2.8 billion.
Also reflects a discretionary change in accounting principle related to the Company's pension plans.
6)
12/31/14 gives pro-forma effect to Closed Block restructuring; 3/31/15 assumes capital debt repayment of $1.4 billion with earmarked proceeds from dividend declared by Prudential Insurance in second quarter 2015.
46.6%
45.1%
44.0%
49.3%
49.9%

SUBSTANTIAL
HOLDING
COMPANY
CASH
AND
SOURCES
OF
LIQUIDITY
7
1)
Prudential Financial, Inc. (PFI) cash, cash equivalents and short-term investments, less short-term intercompany borrowings and commercial paper.
2)
PFI
has
access
to
liquid
assets
through
a
10-year
contingent
funding
facility,
established
in
November
2013,
that
can
be
used
to
meet
liquidity
needs
and/or
to
downstream as capital to operating subsidiaries.
3)
Includes $1.8 billion shared with Prudential Funding, LLC, a subsidiary of PICA. Effective 4/14/15, we renegotiated the two existing facilities into one $4 billion
5-year facility available to both PFI and PICA.
4)
Primarily includes Enterprise Liquidity Account which is a facility for lending and borrowing of funds between PFI and its subsidiaries on a daily basis.
5)
Represents estimated total capacity. $128 million of PFI commercial paper was outstanding as of 3/31/15.
Investor Day 6.17.2015
Targeted Cash Level
$1.3
Targeted Cash Level
$1.3
$2.4
$9.7
$1.5
$3.8
$1.0
$1.0
Net Cash
Contingent Capital
Facility
Committed Credit Lines
Internal Sources
Commercial Paper
Capacity
Total Liquidity
Resources
$3.7
$11.0
(1)
(2)
(3)
(4)
(5)
As of March 31, 2015
($ billions)
PFI Alternate Sources of Liquidity

MANAGING RISK THROUGH MULTIPLE LENSES 8 • Focus on economics while striking a balance between various regimes Investor Day 6.17.2015 GAAP Stat Economics Tax

RISK
MANAGEMENT
STRATEGIES
9
•
Product Design
•
Diversification
•
Asset Liability
Management
•
Hedging
•
Risk Appetite & Limits
Market Risk
(Credit, Equity, Interest
Rate, FX)
•
Pooling
•
Diversification
/ Risk
Selection
•
Product Design
•
Actuarial Capabilities
•
Internal Controls
•
Business Continuation
Planning
•
Contingency Planning
•
Systems Security
Insurance Risk
(Longevity, Mortality, Morbidity,
Policyholder Behavior)
Operational Risk
(Systems, Security, Compliance,
Reputation)
Investor Day 6.17.2015

MORTALITY
AND
LONGEVITY
RISK
EXPOSURE:
BUSINESS
MIX
PRODUCES
OFFSETTING
IMPACTS
10
1)
Increase based on longevity improvement greater than base improvement assumptions.
2)
Decrease based on longevity improvement less than base improvement assumptions.
3)
Based on business in force as of 12/31/14.
Life Expectancy
Increase
(1)
Life Expectancy
Decrease
(2)
Investor Day 6.17.2015
Individual Life & International Insurance
Mortality Risk
Retirement & Annuities
Longevity Risk

MARKET
RISK
MANAGEMENT
11
“Tail Risk”
“Normal
Market Volatility”
•
Portfolio and
Product Hedging
•
Excess Capital
•
Macro Hedging
•
Management
Actions
•
Capital Protection
Framework
Investor Day 6.17.2015

CAPITAL
PROTECTION
FRAMEWORK
12
On Balance Sheet
Capital Capacity
Credit Facilities
Derivatives /
Hedging
Equity Market
Decline
Interest Rate
Shock
Credit Shock
Currency Shock
50%-60% varying
by country
U.S.     325 bps 100 bps
Japan  150 bps   50 bps
Great Depression
Yen appreciates to
~80/USD
Contingent
Capital
Tail
Stress
Parameters
Our Toolbox
Expected Outcome
•
Maintain adequate and
competitive regulatory
capital position at
insurance companies
•
Temporary increase in
Financial Leverage Ratio
•
Maintain adequate cash
position at parent
company
1)
Tail event stress parameters assume immediate shock.
Up
Down
Investor Day 6.17.2015
(1)

ROE based on after-tax AOI excluding market driven and discrete items; gives effect to direct equity adjustment for earnings per share calculation. Based on
2010
2014
10.2%
15.8%
Return
on
Equity
(2)(3)
TRACK
RECORD
OF
FINANCIAL
PERFORMANCE
(1)
1)
Amounts attributable to PFI; represents results of the former FSB. Per share data amounts on diluted basis.
2)
Excluding market driven and discrete items as shown in disclosure section; based on application of 35% tax rate for EPS and ROE calculations.
3)
average attributed equity excluding AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement.
4)
Excludes AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement.
13
$5.03
$9.84
Earnings
Per
Share
(2)
2010
2014
Investor Day 6.17.2015
Targeted Sustainable ROE of 13% -
14%
2010
2014
$51.28
$64.75
Book
Value
Per
Share
(4)

Dividends
$0.6
Dividends
$0.7
Dividends
$0.7
Dividends
$0.8
Dividends
$1.0
Share
Repurchases
$1.0
Share
Repurchases
$0.7
Share
Repurchases
$0.8
Share
Repurchases
$1.0
M&A
$2.2
M&A
$0.6
M&A
$0.1
2010
2011
2012
2013
2014
STRONG
HISTORY
OF
CAPITAL
DEPLOYMENT
14
$3.9
$1.4
$2.2
$2.1
($ billions)
•
Expected capital available for redeployment, ~60% of after-tax adjusted operating income over time, allows us to consistently return capital to shareholders and deploy toward other accretive uses
Investor Day 6.17.2015

KEY
TAKEAWAYS
15
•
Diversified and complementary mix of businesses and risks
•
Strong capital and liquidity positions
–
Substantial on balance sheet capital capacity
–
Improved total leverage ratio
•
Focused on risk management and capital preservation
•
Strong profitability and opportunities for growth
•
Strong track record of capital redeployment supported by capital generated from our balanced mix of businesses
Investor Day 6.17.2015